UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2018

LendingTree, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 31, 2018, LendingTree, Inc. (the “Company”), filed a Current Report on Form 8-K (the “Form 8-K”) to report the acquisition by LendingTree, LLC (“Buyer”), a wholly-owned subsidiary of the Company, of QuoteWizard.com, LLC, a Delaware limited liability company (“QuoteWizard”). This Amendment No. 1 to the Form 8-K amends and supplements Item 9.01 to include the financial information described in Item 9.01 below. Except as stated in this Explanatory Note, no other information contained in the Form 8-K is changed.

Item 9.01.     Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of QuoteWizard as of and for the years ended December 31, 2017 and 2016 are filed as Exhibit 99.2 to this report and incorporated herein by reference.
The unaudited consolidated balance sheet as of June 30, 2018 and the unaudited consolidated statements of income, changes in members’ equity and cash flows for the six months ended June 30, 2018 and 2017 are filed as Exhibit 99.3 to this report and incorporated herein by reference.
(b) Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.4 to this report and incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Exhibit Description
2.1
Unit Purchase Agreement dated as of October 4, 2018 by and among LendingTree, LLC, QuoteWizard.com, LLC, all of the members of QuoteWizard.com, LLC, and Scott Peyree as the Securityholder Representative.*†

23.1	Consent of RSM US LLP, Certified Public Accountants.
99.1	Press Release issued on October 31, 2018.††
99.2	Audited financial statements of QuoteWizard.
99.3	Unaudited interim financial statements of QuoteWizard.
99.4	Unaudited pro forma condensed combined financial statements.

__________________________

*
The schedules (and similar attachments) to this exhibit have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish a supplemental copy of any omitted schedule (or similar attachment) to the Securities and Exchange Commission upon request.

†	Previously filed on Form 8-K/A on October 12, 2018.
††	Previously filed on Form 8-K on October 10, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2019

LENDINGTREE, INC.

	By:	/s/ J.D. Moriarty
J.D. Moriarty
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
2.1
Unit Purchase Agreement dated as of October 4, 2018 by and among LendingTree, LLC, QuoteWizard.com, LLC, all of the members of QuoteWizard.com, LLC, and Scott Peyree as the Securityholder Representative.*†

23.1	Consent of RSM US LLP, Certified Public Accountants.
99.1	Press Release issued on October 31, 2018.††
99.2	Audited financial statements of QuoteWizard.
99.3	Unaudited interim financial statements of QuoteWizard.
99.4	Unaudited pro forma condensed combined financial statements.

*
The schedules (and similar attachments) to this exhibit have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish a supplemental copy of any omitted schedule (or similar attachment) to the Securities and Exchange Commission upon request.

†	Previously filed on Form 8-K/A on October 12, 2018.
††	Previously filed on Form 8-K on October 10, 2018.